Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events
Subsequent Events
25.	Subsequent Events

On January 26 and 29, 2024, the Group executed amendments to the existing sale and leaseback agreements on the VLCC vessels Nissos Kea and Nissos Nikouria (the “Existing Leases Amendments”) with CMB Financial Leasing. The Existing Leases Amendments, effective from the first quarter of 2024, provide for a reduction of the pricing of the variable amount of charterhire payable thereunder to 200 bps over the applicable Term SOFR on both vessels, extend maturities to December 2030 for the Nissos Kea and March 2031 for the Nissos Nikouria, and eliminate the previously stipulated early prepayment fees in the case of exercise of the purchase options by the Company after the first year.

On January 29, 2024, the Group executed a new sale and leaseback agreement of approximately $73.5 million for the VLCC vessel Nissos Anafi (the “Anafi Lease”) with CMB Financial Leasing. The agreement provides for a bareboat charter with the charterhire being paid on a quarterly basis, is priced at 190 bps over the applicable Term SOFR and matures in seven years. The Anafi Lease includes purchase options for the Company after the first year and throughout the tenor of the lease and is guaranteed by the Company. The Anafi Lease proceeds were partially used in order to repay the amount of $43.6 million, representing the outstanding syndicate loan owned to Credit Agricole and Korea Export Import Bank.

On January 31, 2024, the Group entered an agreement for a new $34.7 million senior secured credit facility to finance the option to purchase back the Suezmax vessel Milos from its current sale and lease back financier (the “Milos Facility”). The Milos Facility is provided by a syndicate led by Kexim Asia Limited, is priced at 175 bps over the applicable Term SOFR, matures in six years, is paid in quarterly instalments, and is guaranteed by the Company.

In March 2024, the Company paid an amount of approximately $21.2 million or $0.66 per share via a dividend that was classified as a return of paid-in-capital.

In March 2024, we repaid $16.7 million to Okeanis Marine Holdings S.A., an entity controlled by Mr. Ioannis Alafouzos, as repayment of loan principal relating to the acquisition of the Nissos Kea.

On March 1, 2024, each of our vessel owning subsidiaries, entered into an ETS Services Agreement with KMC, which agreement is effective as of January 1, 2024, pursuant to which KMC obtains, transfers and surrenders emission allowances under the EU Emissions Trading Scheme that came into effect on January 1, 2024, and KMC provides the vessel with emission data in a timely manner to enable compliance with any emission scheme(s) applicable to the vessel. No additional fee is payable under these agreements as the services are considered to be part of the technical management fee under the technical management agreements, set out above. These agreements may be terminated by either party (a) for cause, immediately upon written notice or (ii) for any reason, upon two months’ written notice. These agreements shall also be deemed automatically terminated on the date of termination of the relevant technical management agreements, described above.